SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report, May 28, 2002. Date of earliest event reported, September 20,
2001

(Exact name of registrant as specified in its charter)

LOCH HARRIS, INC.

State of incorporation                        IRS Employer Identification Number
----------------------

Nevada                                        87-0418799

8303 N. Mopac, Suite A-101, Austin Texas                           78756
--------------------------------------------------------------------------------
(Address of principal executive offices)                               Zip Code

Registrant's  telephone  number,  including  area  code:  (512-328-7808)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


ITEM 1.   Changes  in  Control  of  Registrant.

          None

ITEM 2.   Acquisition  or  Disposition  of  Assets.

          Pursuant to a "Notice of Trustee's Sale", dated April 1, 2002 filed with the County Clerk of Pecos County, Texas, regarding the property addressed in such notice (See Exhibit 99.16), a foreclosure on such property occurred on May 7, 2002.

ITEM 3.   Bankruptcy  or  Receivership.

          None

ITEM 4.   Changes  in  Registrant's  Certifying  Accountant.

          None. Not applicable

ITEM 5.   Other  Events.


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          A  lawsuit  was filed In The Superior Court Of The State Of Arizona In
And For The County of Maricopa on or about September 20, 2001, Cause No CV2001-016329, by C.G. Moyer, Plaintiff vs. Loch Harris, Inc., Harris Partners, Ltd, Dennis Harris, et al alleging contract breach, fraud, conversion, securities fraud and other matters.

          A lien was filed on or about October 30, 2001, in the office of the County Clerk of Okmulgee County, Oklahoma against certain oil and gas properties of Loch Harris, Inc. as described in the lien filing. See Exhibit 99.17. Loch Harris, Inc. has received additional invoices in connection with such property since the date of such lien which brings the aggregate amount claimed to be owed to Tarwater Oil & Gas in connection with such property to $339,836.

          Pursuant to letters dated November 19, 2001 and January 10, 2002, Robin N. Gable advised and confirmed the termination of his Independent Contractor Agreement with ChemTech/PMR effective December 31, 2001 and other matters. Operations of ChemTech/PMR have ceased. See Exhibit 99.18.

          A lawsuit was filed in the District Court of Travis County, Texas, 201st Judicial District, Cause No. GN 200180 by Mary Stasi and Robert Stewart, derivatively on behalf of Loch Harris, Inc., Plaintiffs vs. Rodney A. Boone, Mark E. Baker and Charles Blackwell, Defendants and Loch Harris, Inc., Nominal Defendant alleging gross mismanagement, breach of fiduciary duty and other matters. See Exhibit 99.19.

          An "Agreement Regarding Assumption of Liability" dated March 1, 2002, was entered into between CDEX, Inc. and Loch Harris, Inc. See Exhibit 99.20.

          CitiCorp Vendor Finance has notified AgraTech International, Inc., (AgraTech) that approximately $65,750 is claimed to be owed and past due in connection with certain equipment leased to AgraTech.

          Rod Jones, the primary contractor in connection with the solar powered water pumps, has advised Loch Harris, among other matters, that there are substantial past due sums of approximately $277,000 claimed to be owed to him as well as certain suppliers in connection with the solar powered water pumps.

          Loch Harris has been notified that a default judgment has been entered against it in connection with a lawsuit filed in the District Court of Freestone County, Texas, 87th Judicial District, Cause No. 02-078-B, filed by Ken Hilzendager, Plaintiff vs. Loch Harris, Inc., and Agritech International as Defendants which lawsuit, among other matters, alleged breach of contract by Defendants resulting in Plaintiff being entitled to approximately $74,716 for services rendered and expenses incurred in connection with the maintenance of Tuli cattle. The judgment awards Plaintiff all right, title and interest to the cattle as well as an additional sum of $45,216 plus interest.

          Any statements made herein are qualified in their entirety by reference to the underlying documents.


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ITEM 6.   Resignations  of  Registrant's  Directors.

          None

ITEM 7.   Financial  Statements  and  Exhibits.

          Exhibits.

          Number         Document

          99.16 Notice of Trustee's Sale of certain property, dated April 1, 2002 and filed with the County Clerk of Pecos County, Texas.

          99.17 Notice dated October 30, 2001 of Lien filed in Okmulgee County, Oklahoma.

          99.18          Letter dated January 10, 2002 from Robin N. Gable.

          99.19 Cause No. GN 200180 filed in the 201st District Court of Travis County, Texas.

          99.20 Agreement Regarding Assumption of Liability dated March 1, 2002 and entered into by CDEX, Inc. and Loch Harris, Inc.

ITEM 8.   Changes in Fiscal Year.

          None. Not applicable.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH HARRIS, INC.       Registrant



/s/  Rodeney A. Boone                          /s/ Mark Baker
-----------------------------------            ---------------------------------
Rodney A. Boone, President/ DATE               Mark Baker, Secretary / DATE

LOCH HARRIS, INC.
MAY 29, 2002
FORM 8-K PAGE 2


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